UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

The RHJ Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

The equity markets had a superb year ending October 31, 2013. Both large and small cap equity indices rallied significantly, with the S&P 500 Index up 27% and the Russell 2000 Index up 36% over that period.

The fiscal year began with negative returns in the markets as uncertainty around the November elections and questions about the resolution of the “fiscal cliff” dominated and investors fled to the sidelines. Given the recent history of Washington’s willingness to engage in brinkmanship and play politics with the economy, this seemed a reasonable course of action. Yet on November 15, 2012, just 15 days into the Funds’ fiscal year, the U.S. equity markets halted their decline despite a continuing impasse in negotiations regarding the “fiscal cliff” and have been on a tear ever since. Unfortunately, Congressional dysfunction has persisted throughout 2013 and while partial compromises were reached at the midnight hour of December 31, 2012 and again within the last quarter, multiple questions remain regarding spending cuts and another looming debt ceiling.

Fundamentally, the economic trends that unsettled investors in 2012 showed little signs of abating in 2013. If anything, we saw some confirmation of a tepid, sometimes faltering recovery at best. What changed were increased stimulus activity abroad and a growing realization that the Federal Reserve‘s quantitative easing efforts were not going to taper off anytime soon. Once the fiscal cliff was a non-issue, we saw a big swing in investor sentiment. Volatility increased with mixed economic data and numerous hurdles: two fiscal cliffs, endless fighting over the budget and debt-ceiling, and an across the board increase in payroll taxes. Yet, the market still climbed the proverbial wall of worry. Interestingly, investors were only temporarily unnerved by the end of May Federal Reserve comments about slowing its economic stimulus program, and with the most recent debt ceiling debacle on Capitol Hill. Both events led to very shallow and short-lived pullbacks.

In spite of all this, investors have continued to pour money back into equities with both large and small cap indices reaching all time highs. What concerns us though is that this year’s market leadership has involved a higher degree of risk, with unprofitable, lower Return on Equity, and highest Price/Earnings stocks still outperforming their peers. This leads us to ask: “is this persistent rally warranted?” We don’t think we’ve seen a sustained period that shows that this rally is primarily “fundamentally-driven” rather than “liquidity-led”. Having said that, equity valuations are still attractive and interest rates are at an all-time low. The bull case for U.S. stocks has been supported by a significant rebound in the housing market and continued economic stimulus from the Federal Reserve. In addition, US corporate earnings, while far from robust, have generally not

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

disappointed. Global growth is also in recovery mode and economic data has been on a positive trend. Yet, the domestic U.S. economic recovery has been tepid enough that we don’t expect the government to taper stimulus anytime soon. We believe that continued accelerating earnings growth coupled with the U.S. reclaiming its position as the best house in the neighborhood, should warrant continued multiple expansion from here. Going forward, all eyes and ears will be on the new Chairman of the Federal Reserve for clues to her future plans. As the market eventually consolidates its powerful 2013 gains, we believe investors will find their way into our more valuation-sensitive growth names.

RHJ Mid Cap Portfolio

As of October 31, 2013	6 Months	Calendar YTD	1 Year
RHJ Mid Cap Portfolio	17.33%	29.49%	36.86%
Russell Midcap Index	12.52%	28.73%	33.79%
Russell Midcap Growth Index	13.75%	28.71%	33.93%

For the year ended October 31, 2013, the RHJ Mid Cap Portfolio (the “Fund”) returned 36.86%, outperforming the Russell Midcap Index, which returned 33.79%.

As investors regained confidence in Europe and the global economy, the Fund holdings that were unfairly punished during the last fiscal year due to their international exposure helped fuel this year’s outperformance.

Stock selection was strongest within Financials for the year where our underweight (4% vs. 20%) combined with a 53% return added significantly to overall performance. The Fund’s overweight to Health Care combined with a 50% return made it one of the top contributing sectors for the year. Lastly, stock selection was also very strong within Materials which returned 47% compared to 24% for the index sector.

We continued to see lagging stock selection within Technology for the period with a 22% return compared to 35% for the index sector. Within Consumer Discretionary, the Fund Holdings also underperformed with a 34% return (vs. 40% for the comparable index sector).

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

RHJ Small Cap Portfolio

As of October 31, 2013	6 Months	Calendar YTD	1 Year
RHJ Small Cap Portfolio	18.57%	29.00%	35.15%
Russell 2000 Index	16.90%	30.90%	36.28%
Russell 2000 Growth Index	19.93%	34.89%	39.84%

The RHJ Small Cap Portfolio (the “Fund”) returned 35.15% for the year ended October 31, 2013, slightly underperforming the Russell 2000 Index which posted a 36.28% return.

As opposed to the last fiscal year, stock selection was strongest within Health Care and Industrials during the period. The Fund’s Health Care holdings were up an impressive 66% during the period, compared to 40% for the index sector. Our overweight to Industrials (22% vs. 15% for the index) combined with a 46% return also helped relative performance. In addition, our continued significant underweight to Financials (7% vs. 23%) was a positive contributor this time around.

During this period, stock selection lagged within Technology with a 29% return (compared to 43% for the index sector) and within Consumer Discretionary with a 39% return (vs. 42% for the index sector).

RHJ Micro Cap Portfolio

As of October 31, 2013	6 Months	Calendar YTD	1 Year
RHJ Micro Cap Portfolio	24.02%	36.22%	39.14%
Russell Microcap Index	19.41%	34.36%	38.72%
Russell Microcap Growth Index	21.03%	39.75%	42.08%

The RHJ Micro Cap Portfolio (the “Fund”) generated a gross return of 39.14% for the year, slightly outperforming the Russell Microcap Index, which returned 38.72% for the same period.

During this period, Micro cap names were again one of the best performing asset classes. Our continued underweight to Financials (5% vs. 29% for the index) combined with a 34% return, made this sector the top contributor to relative performance for the period.

Our overweight to Health Care combined with a 54% return (vs. 46% for the index sector) also added significantly to overall performance during this period. Lastly, stock selection was very strong within Consumer Discretionary with a 64% return, compared to 57% for the index sector.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

Where stock selection lagged was within Industrials with a 38% return (vs. 50% for the index sector) and Technology with a 36% return for the period, compared to 39% for the index sector.

Investment Management Team

The RHJ Funds

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is an unmanaged index comprised of 800 stocks of U.S. companies with mid-market capitalization.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2013

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	1 Year	3 Years	5 Years	Inception to Date
Rice Hall James Mid Cap Portfolio†	36.86%	12.68%	14.44%	8.05%
Russell Midcap Index	33.79%	17.40%	19.67%	10.30%
Russell Midcap Growth Index	33.93%	17.16%	20.32%	10.09%

†	The Rice Hall James Mid Cap Portfolio commenced operations on July 30, 2004.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2013

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Small Cap Portfolio†	35.15%	22.14%	20.65%	9.17%	9.82%
Russell 2000 Index	36.28%	17.69%	17.04%	9.03%	8.57%
Russell 2000 Growth Index	39.84%	19.00%	19.27%	9.14%	6.46%

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2013

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	1 Year	3 Years	5 Years	10 Years
Rice Hall James Micro Cap Portfolio†	39.14%	21.82%	19.05%	8.79%
Russell Microcap Index	38.72%	18.17%	16.74%	6.82%
Russell Microcap Growth Index	42.08%	18.73%	19.32%	6.34%

†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.4%
	Shares	Value
CONSUMER DISCRETIONARY — 20.3%
Genesco*	1,496	$101,892
GNC Holdings, Cl A	3,324	195,518
Harman International Industries	1,918	155,397
Hasbro	2,087	107,794
Kohl’s	1,426	80,997
Nordstrom	2,286	138,234
Norwegian Cruise Line Holdings*	3,039	97,309
Tupperware Brands	1,542	138,240
Urban Outfitters*	1,540	58,335

		1,073,716

CONSUMER STAPLES — 2.0%
Flowers Foods	4,237	107,366

ENERGY — 7.7%
Cameco	4,167	79,173
Superior Energy Services*	3,490	93,637
Tidewater	1,600	96,352
Whiting Petroleum*	2,082	139,265

		408,427

FINANCIALS — 5.9%
City National	1,462	105,425
Comerica	2,010	87,033
First Republic Bank	2,378	121,444

		313,902

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 17.5%
Bruker*	5,056	$103,395
CareFusion*	3,112	120,652
CR Bard	1,233	167,959
Hologic*	6,216	139,176
Mednax*	1,643	179,120
Salix Pharmaceuticals*	1,861	133,527
Techne	959	83,807

		927,636

INDUSTRIALS — 21.2%
ADT	2,304	99,924
Armstrong World Industries	2,655	141,857
Cintas	2,653	142,652
Hertz Global Holdings*	3,768	86,513
IDEX	1,730	119,629
Jacobs Engineering Group*	1,714	104,246
Kansas City Southern	869	105,601
Pentair	1,679	112,644
Ritchie Bros Auctioneers	4,815	95,337
Xylem	3,343	115,334

		1,123,737

INFORMATION TECHNOLOGY — 17.8%
Cognizant Technology Solutions, Cl A*	1,213	105,446
FactSet Research Systems	715	77,892
FLIR Systems	3,603	102,613
Linear Technology	2,322	95,527
Microchip Technology	3,646	156,632
MICROS Systems*	1,704	92,442
National Instruments	3,572	103,767
NVIDIA	6,620	100,492
Trimble Navigation*	3,865	110,423

		945,234

MATERIALS — 1.6%
Air Products & Chemicals	789	86,009

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value
UTILITIES — 2.4%
ITC Holdings	1,250	$125,737

TOTAL COMMON STOCK (Cost $3,876,157)		5,111,764

SHORT-TERM INVESTMENT (A) — 3.5%
CASH EQUIVALENT — 3.5%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $185,554)	185,554	185,554

TOTAL INVESTMENTS — 99.9% (Cost $4,061,711)		$5,297,318

Percentages are based on Net Assets of $5,304,964.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2013.
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.8%
	Shares	Value
CONSUMER DISCRETIONARY — 15.0%
Cinemark Holdings	86,300	$2,831,503
Grand Canyon Education*	43,700	2,065,699
Oxford Industries	37,666	2,703,289
Select Comfort*	37,900	694,328
Stage Stores	61,900	1,278,235
Texas Roadhouse, Cl A	77,300	2,119,566
Vera Bradley*	41,900	928,085
Wendy’s	210,200	1,826,638

		14,447,343

CONSUMER STAPLES — 3.8%
Pricesmart	19,500	2,218,905
Snyders-Lance	48,600	1,457,514

		3,676,419

ENERGY — 3.8%
Gulfport Energy*	32,000	1,878,080
Sanchez Energy*	63,300	1,804,683

		3,682,763

FINANCIALS — 7.4%
Cathay General Bancorp	64,200	1,581,246
First Cash Financial Services*	30,200	1,826,798
Signature Bank*	15,200	1,547,664
UMB Financial	37,100	2,185,932

		7,141,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 18.2%
Akorn*	122,000	$2,493,680
Analogic	21,300	1,964,499
Bruker*	95,000	1,942,750
Haemonetics*	34,300	1,391,208
Hanger Orthopedic Group*	42,700	1,567,090
HealthSouth	78,500	2,756,135
IPC The Hospitalist*	33,200	1,819,028
Owens & Minor	47,750	1,786,805
Team Health Holdings*	42,400	1,841,856

		17,563,051

INDUSTRIALS — 23.3%
Allegiant Travel, Cl A	21,200	2,210,524
Atlas Air Worldwide Holdings*	32,200	1,192,366
Forward Air	46,700	1,890,416
Hexcel*	40,000	1,692,400
Korn*	113,400	2,698,920
MasTec*	49,900	1,595,303
Middleby*	8,400	1,912,260
MRC Global*	58,500	1,635,075
Polypore International*	42,300	1,911,960
Steelcase, Cl A	127,700	2,093,003
Tennant	31,500	1,911,735
United Stationers	40,100	1,782,044

		22,526,006

INFORMATION TECHNOLOGY — 22.2%
Diebold	32,700	979,692
Electronics for Imaging*	51,400	1,763,534
FARO Technologies*	35,205	1,672,238
FEI	22,300	1,986,484
Hittite Microwave*	36,900	2,357,541
Integrated Device Technology*	243,200	2,587,648
InvenSense, Cl A*	82,700	1,396,803
JDS Uniphase*	121,400	1,589,126
NETGEAR*	41,400	1,190,664
NICE Systems	55,778	2,185,382

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Plantronics	35,700	$1,532,958
PTC*	79,300	2,198,196

		21,440,266

MATERIALS — 3.4%
Koppers Holdings	31,100	1,384,261
Sensient Technologies	36,000	1,876,680

		3,260,941

TELECOMMUNICATION SERVICES — 0.7%
Iridium Communications*	106,700	643,401

TOTAL COMMON STOCK (Cost $69,353,166)		94,381,830

SHORT-TERM INVESTMENT (A) — 2.3%
CASH EQUIVALENT — 2.3%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $2,258,069)	2,258,069	2,258,069

TOTAL INVESTMENTS — 100.1% (Cost $71,611,235)		$96,639,899

Percentages are based on Net Assets of $96,541,600.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2013.
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS COMMON STOCK — 98.1%**
	% of Net Assets	Shares	Value
CONSUMER DISCRETIONARY — 10.5%
Bravo Brio Restaurant Group*	1.2%	32,200	$480,746
Callaway Golf	1.7	79,200	667,656
Capella Education*	1.2	7,900	481,268
Citi Trends*	1.1	31,500	462,420
Kona Grill*	1.3	38,790	532,587
Shoe Carnival	1.1	17,050	443,130
Valuevision Media, Cl A*	1.3	96,322	514,359
Other Securities	1.6		626,004

			4,208,170

CONSUMER STAPLES — 4.6%
Farmer Bros*	1.2	25,200	455,112
Inter Parfums	1.5	17,200	604,752
SunOpta*	1.9	71,800	773,286

			1,833,150

ENERGY — 3.5%
Emerald Oil*	1.6	73,123	636,170
Triangle Petroleum*	1.9	71,200	752,584

			1,388,754

FINANCIALS — 4.7%
1st United Bancorp	1.5	79,000	603,560
Berkshire Hills Bancorp	1.2	19,300	489,641
Lakeland Financial	1.0	11,600	412,844
Other Securities	1.0		398,242

			1,904,287

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued
	% of Net Assets	Shares	Value
HEALTH CARE — 17.2%
Accelrys*	1.2%	48,700	$455,345
Anika Therapeutics*	1.7	22,874	683,247
Cantel Medical	1.7	19,050	668,655
Computer Programs & Systems	1.2	8,700	496,248
LHC Group*	1.3	25,600	527,360
MedAssets*	1.3	22,700	522,781
Natus Medical*	1.8	36,700	724,091
Repligen*	1.6	59,300	648,742
US Physical Therapy	1.6	19,700	628,824
Vascular Solutions*	1.1	23,800	466,956
Other Securities	2.7		1,071,824

			6,894,073

INDUSTRIALS — 25.5%
Apogee Enterprises	1.6	20,500	641,240
Astronics, Cl B*	0.4	3,480	169,650
Astronics*	2.2	17,400	853,644
Celadon Group	1.2	26,200	485,748
DXP Enterprises*	1.7	7,600	698,440
Dynamic Materials	1.6	28,200	623,220
Echo Global Logistics*	1.2	27,600	508,116
Exponent	1.7	9,200	695,612
Heritage-Crystal Clean*	1.7	39,000	689,130
InnerWorkings*	1.2	50,200	480,414
John Bean Technologies	1.6	24,000	652,320
LB Foster, Cl A	1.4	12,000	561,000
Miller Industries	1.4	30,600	573,444
Navigant Consulting*	1.7	39,400	683,590
NN	1.0	25,200	405,216
Park-Ohio Holdings*	1.6	15,300	633,573
Performant Financial*	1.3	50,900	507,473
Other Securities	1.0		384,836

			10,246,666

INFORMATION TECHNOLOGY — 26.6%
Electro Scientific Industries	1.4	46,000	551,080
Fabrinet*	1.4	34,600	579,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2013

COMMON STOCK — continued
	% of Net Assets	Shares	Value
INFORMATION TECHNOLOGY — continued
GSI Group*	1.2%	50,100	$499,998
MaxLinear, Cl A*	1.7	79,200	685,872
Move*	2.1	48,600	824,742
Nanometrics*	1.5	32,700	607,566
Peregrine Semiconductor*	1.0	51,100	415,954
Perficient*	1.2	27,200	492,048
Qualys*	1.3	25,200	524,160
Stamps.com*	1.6	13,900	631,616
Sykes Enterprises*	2.1	44,100	825,552
Tangoe*	2.0	41,500	792,650
WNS Holdings ADR*	1.6	28,590	642,989
Other Securities	6.5		2,597,581

			10,671,012

MATERIALS — 5.5%
Horsehead Holding*	1.6	45,100	654,401
Myers Industries	1.4	31,600	563,112
Other Securities	2.5		978,646

			2,196,159

TOTAL COMMON STOCK (Cost $30,571,691)			39,342,271

SHORT-TERM INVESTMENT (A) — 2.2%
CASH EQUIVALENT — 2.2%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $893,318)	2.2	893,318	893,318

TOTAL INVESTMENTS — 100.3% (Cost $31,465,009)			$40,235,589

Percentages are based on Net Assets of $40,108,825.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2013.
ADR	American Depositary Receipt
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2013

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “Other Securities”. For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the SEC’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES

	Mid Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Assets:
Investments at Value (Cost $4,061,711, $71,611,235 and $31,465,009, respectively)	$5,297,318	$96,639,899	$40,235,589
Receivable for Investment Securities Sold	—	—	47,307
Prepaid Expenses	7,598	14,659	10,753
Receivable for Capital Shares Sold	5,595	88,845	12,273
Dividends Receivable	3,053	6,797	11,204
Receivable Due from Investment Advisor	1,729	—	—

Total Assets	5,315,293	96,750,200	40,317,126

Liabilities:
Payable Due to Investment Adviser	—	54,767	25,290
Payable Due to Administrator	1,083	20,269	8,374
Payable Due to Trustees	396	7,454	3,082
Chief Compliance Officer Fees Payable	151	2,841	1,175
Payable for Investment Securities Purchased	—	—	99,313
Payable for Capital Shares Redeemed	—	23,068	25,879
Other Accrued Expenses	8,699	100,201	45,188

Total Liabilities	10,329	208,600	208,301

Net Assets	$5,304,964	$96,541,600	$40,108,825

Net Assets Consist of:
Paid-in Capital	$7,288,799	$64,020,144	$37,878,902
Distributions in Excess of Net Investment Income/ Accumulated Net Investment Loss	(58,305)	—	(350,859)
Accumulated Net Realized Gain (Loss) on Investments	(3,161,137)	7,492,792	(6,189,798)
Net Unrealized Appreciation on Investments	1,235,607	25,028,664	8,770,580

Net Assets	$5,304,964	$96,541,600	$40,108,825

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	5,400,734	1,508,393

Investor Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	296,845	n/a	n/a

Net Asset Value,
Per share — Institutional Class	n/a	$17.88	$26.59 *

Net Asset Value,
Per share — Investor Class	$17.87	n/a	n/a

*	Redemption price per share may be less if the shares are redeemed less then 90 days from the date of purchase. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENTS OF OPERATIONS

	Mid Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Investment Income
Dividends	$66,355	$774,395	$153,997
Less: Foreign Taxes Withheld	(518)	(9,439)	—

Total Income	65,837	764,956	153,997

Expenses
Investment Advisory Fees	66,118	702,191	264,230
Distribution Fees	18,366	—	—
Shareholder Servicing Fees	—	111,069	47,478
Administration Fees	19,848	235,576	94,499
Trustees’ Fees	1,848	23,309	9,454
Chief Compliance Officer Fees	1,153	8,279	3,677
Transfer Agent Fees	33,966	98,186	52,382
Registration and Filing Fees	16,959	25,496	18,431
Printing Fees	3,324	24,392	10,332
Audit Fees	2,770	45,777	19,363
Legal Fees	2,445	30,120	15,034
Custodian Fees	5,219	4,900	5,000
Other Expenses	1,950	15,081	5,670

Expenses Before Expense Waiver and Fees Paid Indirectly	173,966	1,324,376	545,550

Less:
Waiver of Investment Advisory Fees	(66,118)	(61,824)	—
Reimbursement from Adviser	(4,925)	—	—
Fees Paid Indirectly(1)	(3,303)	(22,169)	(13,178)

Net Expenses After Expense Waiver and Fees Paid Indirectly	99,620	1,240,383	532,372

Net Investment Loss	(33,783)	(475,427)	(378,375)

Net Realized Gain on Investments	1,697,205	9,678,330	6,403,865
Net Change in Unrealized Appreciation (Depreciation) on Investments	615,130	17,145,897	5,705,536

Total Net Realized and Unrealized Gain on Investments	2,312,335	26,824,227	12,109,401

Net Increase in Net Assets Resulting from Operations	$2,278,552	$26,348,800	$11,731,026

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Income (Loss)	$(33,783)	$7,687
Net Realized Gain on Investments	1,697,205	23,857
Net Change in Unrealized Appreciation (Depreciation) on Investments	615,130	(251,876)

Net Increase (Decrease) in Net Assets Resulting in Operations	2,278,552	(220,332)

Dividends and Distributions:
Net Investment Income	(81,596)	—

Total Dividends and Distributions	(81,596)	—

Capital Share Transactions:
Issued	917,360	2,709,021
Reinvestment of Distributions	80,142	—
Redeemed	(6,469,612)	(2,995,854)

Net Decrease in Net Assets from Capital Share Transactions	(5,472,110)	(286,833)

Total Decrease in Net Assets	(3,275,154)	(507,165)
Net Assets:
Beginning of Year	8,580,118	9,087,283

End of Year	$5,304,964	$8,580,118

Undistributed (Distributions in Excess of) Net Investment Income	$(58,305)	$9,597

Shares Issued and Redeemed:
Issued	62,232	197,543
Reinvestment of Distributions	5,910	—
Redeemed	(422,134)	(220,133)

Net Decrease in Shares Outstanding from Share Transactions	(353,992)	(22,590)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Loss	$(475,427)	$(141,732)
Net Realized Gain (Loss) on Investments	9,678,330	(1,009,157)
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,145,897	3,160,724

Net Increase in Net Assets Resulting in Operations	26,348,800	2,009,835

Distributions:
Net Realized Gain	—	(6,082,953)
Return of Capital	—	(655)

Total Distributions	—	(6,083,608)

Capital Share Transactions:
Issued	9,885,661	54,823,448
Reinvestment of Distributions	—	5,513,335
Redeemed	(27,407,526)	(108,723,912)

Net Decrease in Net Assets from Capital Share Transactions	(17,521,865)	(48,387,129)

Total Increase (Decrease) in Net Assets	8,826,935	(52,460,902)
Net Assets:
Beginning of Year	87,714,665	140,175,567

End of Year	$96,541,600	$87,714,665

Accumulated Net Investment Loss	$—	$(67,449)

Shares Issued and Redeemed:
Issued	637,884	4,178,043
Reinvestment of Distributions	—	462,140
Redeemed	(1,866,846)	(8,470,219)

Net Decrease in Shares Outstanding from Share Transactions	(1,228,962)	(3,830,036)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Loss	$(378,375)	$(434,245)
Net Realized Gain on Investments	6,403,865	3,530,287
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,705,536	1,068,901

Net Increase in Net Assets Resulting in Operations	11,731,026	4,164,943

Capital Share Transactions:
Issued	1,398,941	8,121,143
Redemption Fees(1)	391	2,376
Redeemed	(6,617,580)	(13,026,700)

Net Decrease in Net Assets from Capital Share Transactions	(5,218,248)	(4,903,181)

Total Increase (Decrease) in Net Assets	6,512,778	(738,238)
Net Assets:
Beginning of Year	33,596,047	34,334,285

End of Year	$40,108,825	$33,596,047

Accumulated Net Investment Loss	$(350,859)	$(356,727)

Shares Issued and Redeemed:
Issued	62,892	435,670
Redeemed	(312,988)	(703,025)

Net Decrease in Shares Outstanding from Share Transactions	(250,096)	(267,355)

(1)	See Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2013

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.18	$13.49	$12.61	$10.65	$9.19

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.07)	0.01	(0.07)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss)	4.89	(0.32)	0.95	2.01	1.50

Total from Investment Operations	4.82	(0.31)	0.88	1.96	1.46

Dividends from:
Net Investment Income	(0.13)	—	—	—	—

Total Dividends	(0.13)	—	—	—	—

Net Asset Value, End of Year	$17.87	$13.18	$13.49	$12.61	$10.65

Total Return†	36.86%	(2.30)%	6.98%	18.40%	15.89%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,305	$8,580	$9,087	$7,203	$20,934
Ratio of Net Expenses to Average Net Assets(2)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.37%	2.12%	2.22%	2.00%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46)%	0.08%	(0.47)%	(0.42)%	(0.47)%
Portfolio Turnover Rate	44%	60%	57%	67%	60%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the year.
(2)

The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.36%, 1.37%, 1.38%, 1.42% and 1.40%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2013

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.23	$13.40	$10.30	$8.52	$7.34

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.08)	(0.02)	(0.12)	(0.10)	(0.06)
Net Realized and Unrealized Gain	4.73	0.44	3.22	1.88	1.24

Total from Investment Operations	4.65	0.42	3.10	1.78	1.18

Distributions from:
Net Realized Gain	—	(0.59)	—	—	—
Return of Capital	—	— (2)	—	—	—

Total Distributions	—	(0.59)	—	—	—

Net Asset Value, End of Year	$17.88	$13.23	$13.40	$10.30	$8.52

Total Return†	35.15%‡	3.63%	30.10%	20.89%	16.08%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$96,542	$87,715	$140,176	$34,672	$40,733
Ratio of Net Expenses to Average Net Assets(3)	1.41%	1.32%	1.37%	1.47%	1.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.51%	1.44%	1.47%	1.49%	1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.54)%	(0.12)%	(0.96)%	(1.02)%	(0.82)%
Portfolio Turnover Rate	49%	89%	79%	78%	78%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been the same.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2013

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$19.11	$16.95	$14.71	$12.10	$11.12

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.24)	(0.21)	(0.22)	(0.19)	(0.12)
Net Realized and Unrealized Gain	7.72	2.37	2.46	2.80	1.10

Total from Investment Operations	7.48	2.16	2.24	2.61	0.98

Redemption Fees(2)	—	—	—	—	—

Distributions from:
Net Realized Gain	—	—	—	—	—
Return of Capital	—	—	—	—	—

Total Distributions	—	—	—	—	—

Net Asset Value, End of Year	$26.59	$19.11	$16.95	$14.71	$12.10

Total Return†	39.14%	12.74%	15.23%	21.57%‡	8.81%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$40,109	$33,596	$34,334	$60,582	$108,613
Ratio of Net Expenses to Average Net Assets(3)	1.51%	1.36%	1.50%	1.60%	1.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.55%	1.43%	1.62%	1.66%	1.54%
Ratio of Net Investment Loss to Average Net Assets	(1.07)%	(1.14)%	(1.31)%	(1.36)%	(1.11)%
Portfolio Turnover Rate	98%	101%	147%	128%	139%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)

The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.51%, 1.36%, 1.50%, 1.61%, and 1.31%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Rice Hall James Mid Cap Portfolio (“Mid Cap Portfolio”), Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Mid Cap Portfolio is maximum capital appreciation. The Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. mid cap companies with market capitalizations which, at the time of initial purchase, fall within the range of the companies in the Russell Midcap Index. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations which, at the time of initial purchase, fall within the range of the companies in the Russell 2000 Index. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies which, at the time of initial purchase, fall within the range of companies in the Russell Microcap Index at reconstitution each June. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

(except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, there were no securities valued in accordance with the fair value procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2013, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of the investment classification, refer to the Schedules of Investments for the Mid Cap Portfolio and Small Cap Portfolio and the Summary Schedule of Investments for the Micro Cap Portfolio.

For the year ended October 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2013, there were no Level 3 securities.

For the year ended October 31, 2013, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed less than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $391 and $2,376, for the years ended October 31, 2013 and October 31, 2012, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds’ average daily net assets.

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the Mid Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the Mid Cap Portfolio’s average daily net assets attributable to Investor Class shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or for the provision of shareholder services with respect to shares.

The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Funds’ expenses. Under this arrangement, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio had expenses reduced by $3,286, $21,941, $13,134, respectively, which was used to pay administration expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2013, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $17, $228 and $44, respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund’s average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses through February 28, 2014, if necessary, in order to keep the Mid Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At October 31, 2013, the amount the Adviser may seek as reimbursement of previously waived fees for the Mid Cap Portfolio was $211,741. Effective July 1, 2013, the Adviser entered into a contractual expense limitation agreement with the Small Cap Portfolio and has contractually agreed to waive a portion of its advisory fees and to assume expenses through February 28, 2015, if necessary, in order to keep the Small Cap Portfolio’s total annual operating expenses, after the effect of expense

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

offset arrangements, from exceeding 1.25% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.25% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period during which the agreement was in place. At October 31, 2013, the amount the Adviser may seek as reimbursement of previously waived fees for the Small Cap Portfolio was $48,055. Prior to July 1, 2013, the Adviser voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Small Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% of average daily net assets. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses prior to July 1, 2013 under the prior voluntary expense limitation agreement for the Small Cap Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Micro Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.60% of average daily net assets. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses for the Micro Cap Portfolio.

6.	Investment Transactions:

The cost of security purchases and proceeds from security sales, other than long-term U.S. Government securities and short-term securities for the year ended October 31, 2013, are as follows:

RHJ Fund	Purchases	Sales
Mid Cap Portfolio	$3,141,776	$8,332,491
Small Cap Portfolio	41,102,245	55,608,463
Micro Cap Portfolio	33,074,720	37,152,860

There were no purchases or sales of long-term U.S. Government Securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

Permanent book and tax basis differences are primarily attributable to distributions in excess and net operating losses and have been classified to/(from) the following for the year ended October 31, 2013:

RHJ Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
Mid Cap Portfolio	$47,477	$—	$(47,477)
Small Cap Portfolio	542,876	(542,876)	—
Micro Cap Portfolio	384,243	—	(384,243)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Mid Cap Portfolio
2013	$81,596	$—	$—	$81,596
2012	—	—	—	—

Small Cap Portfolio
2013	—	—	—	—
2012	—	6,082,953	655	6,083,608

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

RHJ Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation	Late- Year Loss Deferral	Total Distributable Earnings (Accumulated Losses)
Mid Cap Portfolio	$—	$—	$(3,150,037)	$1,224,510	$(58,308)	$(1,983,835)
Small Cap Portfolio	653,382	7,845,908	—	24,022,166	—	32,521,456
Micro Cap Portfolio	—	—	(6,125,068)	8,705,850	(350,859)	2,229,923

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2013 through October 31, 2013. For the tax year ended October 31, 2013, the Mid Cap Portfolio and Micro Cap Portfolio elected to treat the qualified ordinary late year losses of $58,308 and $350,859, respectively, as arising in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

At October 31, 2013, the breakdown of capital loss carryforwards for the Funds was as follows:

RHJ Fund	Expiring October 31,	Amount
Mid Cap Portfolio	2017	$3,150,037
Micro Cap Portfolio	2017	6,125,068

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2013, the Mid Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio utilized capital loss carryforwards of $1,634,226, $137,693 and $6,259,170, respectively, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2013, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Portfolio	$4,072,808	$1,233,606	$(9,096)	$1,224,510
Small Cap Portfolio	72,617,733	25,285,325	(1,263,159)	24,022,166
Micro Cap Portfolio	31,529,739	9,500,622	(794,772)	8,705,850

The preceding differences between book and tax cost are primarily due to wash sales.

8.	Other:

At October 31, 2013, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

RHJ Fund	No. of Shareholders	% Ownership
Mid Cap Portfolio	2	69%
Small Cap Portfolio	2	46%
Micro Cap Portfolio	2	45%

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Rice Hall James Mid Cap Portfolio,

Rice Hall James Small Cap Portfolio and

Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James Mid Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Mid Cap Portfolio	$1,000.00	$1,173.30	1.30%	$7.12
Small Cap Portfolio	1,000.00	1,185.70	1.34	7.38
Micro Cap Portfolio	1,000.00	1,240.20	1.45	8.19
Hypothetical 5% Return
Mid Cap Portfolio	$1,000.00	$1,018.65	1.30%	$6.61
Small Cap Portfolio	1,000.00	1,018.45	1.34	6.82
Micro Cap Portfolio	1,000.00	1,017.90	1.45	7.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period shown).

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THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[3]
CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS[3]
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3]
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Officer[4]

None.
None.
None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 15, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with a peer group of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser. The Board was provided with information regarding the Funds’ performance since the Agreement was last renewed, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

future. The Trustees considered reasons for the underperformance of the Rice Hall James Mid Cap Portfolio relative to its benchmark and peer group and the steps recently taken by the Adviser in an effort to improve the performance of the Fund. The Trustees agreed that they would continue to closely monitor the Rice Hall James Mid Cap Portfolio’s performance. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale. In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Trustees concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions*	Ordinary Income Distributions*	Total Distributions*	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Short-Term Capital Gain Dividend(3)
Mid Cap Portfolio	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%
Small Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Micro Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*	Percentages are calculated over taxable distributions.

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

RHJ-AR-001-1200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
	OCTOBER 31, 2013

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%**
	Shares	Value
CONSUMER DISCRETIONARY — 10.5%
Bravo Brio Restaurant Group*	32,200	$480,746
Callaway Golf	79,200	667,656
Capella Education*	7,900	481,268
Cavco Industries*	6,800	398,276
Citi Trends*	31,500	462,420
Kona Grill*	38,790	532,587
Shoe Carnival	17,050	443,130
Valuevision Media, Cl A*	96,322	514,359
Wet Seal, Cl A*	68,800	227,728

		4,208,170

CONSUMER STAPLES — 4.6%
Farmer Bros*	25,200	455,112
Inter Parfums	17,200	604,752
SunOpta*	71,800	773,286

		1,833,150

ENERGY — 3.5%
Emerald Oil*	73,123	636,170
Triangle Petroleum*	71,200	752,584

		1,388,754

FINANCIALS — 4.7%
1st United Bancorp	79,000	603,560
Berkshire Hills Bancorp	19,300	489,641
Lakeland Financial	11,600	412,844
Pacific Continental	28,900	398,242

		1,904,287

HEALTH CARE — 17.2%
Accelrys*	48,700	455,345
Anika Therapeutics*	22,874	683,247
Cantel Medical	19,050	668,655
Computer Programs & Systems	8,700	496,248
Hyperion Therapeutics*	16,000	320,480
LHC Group*	25,600	527,360
MedAssets*	22,700	522,781
Natus Medical*	36,700	724,091
Novadaq Technologies*	24,100	398,373
Omnicell*	15,300	352,971
Repligen*	59,300	648,742
US Physical Therapy	19,700	628,824
Vascular Solutions*	23,800	466,956

		6,894,073

INDUSTRIALS — 25.5%
Apogee Enterprises	20,500	641,240
Astronics, Cl B*	3,480	169,650
Astronics*	17,400	853,644
Celadon Group	26,200	485,748
DXP Enterprises*	7,600	698,440
Dynamic Materials	28,200	623,220
Echo Global Logistics*	27,600	508,116
Exponent	9,200	695,612
Heritage-Crystal Clean*	39,000	689,130
InnerWorkings*	50,200	480,414
John Bean Technologies	24,000	652,320
LB Foster, Cl A	12,000	561,000
Miller Industries	30,600	573,444
Navigant Consulting*	39,400	683,590
NN	25,200	405,216
Park-Ohio Holdings*	15,300	633,573
Performant Financial*	50,900	507,473
Pike Electric	35,600	384,836

		10,246,666

INFORMATION TECHNOLOGY — 26.6%
Dice Holdings*	49,000	361,620
Digi International*	34,200	344,736
Electro Scientific Industries	46,000	551,080
Envestnet*	10,900	395,670
Extreme Networks*	72,400	388,064
Fabrinet*	34,600	579,204
GSI Group*	50,100	499,998
LTX-Credence*	55,200	338,376
MaxLinear, Cl A*	79,200	685,872
Move*	48,600	824,742
Nanometrics*	32,700	607,566
Peregrine Semiconductor*	51,100	415,954
Perficient*	27,200	492,048
Qualys*	25,200	524,160
Silicon Image*	71,700	376,425
Speed Commerce*	107,000	392,690
Stamps.com*	13,900	631,616
Sykes Enterprises*	44,100	825,552
Tangoe*	41,500	792,650
WNS Holdings ADR*	28,590	642,989

		10,671,012

MATERIALS — 5.5%
AM Castle*	18,000	257,580
Horsehead Holding*	45,100	654,401
Landec*	28,600	334,906
Myers Industries	31,600	563,112
Synalloy	24,000	386,160

		2,196,159

TOTAL COMMON STOCK (Cost $30,571,691)		39,342,271

SHORT-TERM INVESTMENT (A) — 2.2%

CASH EQUIVALENT — 2.2%

Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $893,318)	893,318	893,318

TOTAL INVESTMENTS — 100.3% (Cost $31,465,009)		$40,235,589

Percentages are based on Net Assets of $40,108,825.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2013.
ADR	American Depositary Receipt
Cl	Class

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.